UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 17, 2012

Commission File Number	Exact Name of Registrant as Specified in its Charter, State of Incorporation, Address of Principal Executive Offices and Telephone Number	I.R.S. Employer Identification No.

001-32206	GREAT PLAINS ENERGY INCORPORATED	43-1916803
(A Missouri Corporation)
1200 Main Street
Kansas City, Missouri 64105
(816) 556-2200

NOT APPLICABLE
(Former name or former address, if changed since last report)

000-51873	KANSAS CITY POWER & LIGHT COMPANY	44-0308720
(A Missouri Corporation)
1200 Main Street
Kansas City, Missouri 64105
(816) 556-2200

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This combined Current Report on Form 8-K is being filed by Great Plains Energy Incorporated (Great Plains Energy) and Kansas City Power & Light Company (KCP&L).  KCP&L is a wholly-owned subsidiary of Great Plains Energy and represents a significant portion of its assets, liabilities, revenues, expenses and operations.  Thus, all information contained in this report relates to, and is furnished or filed by, Great Plains Energy.  Information that is specifically identified in this report as relating solely to Great Plains Energy, such as its financial statements and all information relating to Great Plains Energy’s other operations, businesses and subsidiaries, including KCP&L Greater Missouri Operations Company (GMO), does not relate to, and is not furnished or filed by, KCP&L.  KCP&L makes no representation as to that information.  Neither Great Plains Energy nor GMO has any obligation in respect of KCP&L’s debt securities and holders of such securities should not consider Great Plains Energy’s or GMO’s financial resources or results of operations in making a decision with respect to KCP&L’s debt securities.  Similarly, KCP&L has no obligation in respect of securities of Great Plains Energy or GMO.

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
On May 17, 2012, Great Plains Energy announced that Scott H. Heidtbrink was appointed to serve as Executive Vice President and Chief Operating Officer of KCP&L and GMO, effective June 1, 2012, to hold those positions until his resignation, removal or the appointment of his successor.  There are no family relationships between Mr. Heidtbrink and any other executive officer or director of KCP&L or GMO, and there is no arrangement or understanding between Mr. Heidtbrink and any other person pursuant to which he was appointed to these positions.  The other information regarding Mr. Heidtbrink required by Items 401(b) and 401(e) of Regulation S-K is disclosed in the section titled “Executive Officers” in Part I Item 1. Business of Great Plains Energy’s Annual Report on Form 10-K for the year ended December 31, 2011, and is incorporated herein by reference.

In connection with his appointment,  Mr. Heidtbrink’s base salary increased to $415,000 from $340,000 per year.  Additionally, Mr. Heidtbrink’s annual incentive plan target award increased, on a prorated basis, to 70% from 50% of base annual salary. Similarly, his target under the 2012-2014 Long-Term Incentive Plan increased to 150% from 100%; consequently, Mr. Heidtbrink will also receive a $141,250 grant of time-based restricted stock, vesting on March 3, 2015, and a $141,250 grant of performance shares, with the same performance objectives as described in Great Plains Energy’s most recent proxy statement. There were no other changes made to Mr. Heidtbrink’s existing compensation arrangements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

GREAT PLAINS ENERGY INCORPORATED

/s/ Ellen E. Fairchild
Ellen E. Fairchild
Vice President, Corporate Secretary and Chief Compliance Officer

KANSAS CITY POWER & LIGHT COMPANY

/s/ Ellen E. Fairchild
Ellen E. Fairchild
Vice President, Corporate Secretary and Chief Compliance Officer

Date: May 17, 2012